UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2024

FORWARD AIR CORPORATION
(Exact name of registrant as specified in its charter)

		TN		62-1120025
(State or other jurisdiction of incorporation)				(I.R.S. Employer Identification No.)
1915 Snapps Ferry Road	Building N	Greeneville	TN	37745
(Address of principal executive offices)				(Zip Code)

000-22490
(Commission File Number)
Registrant’s telephone number, including area code: (423) 636-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FWRD	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 12, 2024, Clue Opco LLC (“Opco”), a subsidiary of Forward Air Corporation, the revolving lenders party thereto and Citibank, N.A., as administrative agent and collateral agent (the “Agent”), entered into Amendment No. 2 (“Amendment No. 2”) to that certain Credit Agreement, dated as of December 19, 2023 (as amended, supplemented or otherwise modified prior to the date of Amendment No. 2, the “Credit Agreement”).

Amendment No. 2 (a) modifies the financial performance covenant in the Credit Agreement by temporarily increasing the 4.50:1.00 maximum consolidated first lien net leverage ratio permitted by the covenant to (i) 6.00:1.00 (for the second and third quarters of 2024), (ii) 5.50:1.00 (for the fourth quarter of 2024), (iii) 5.25:1.00 (for the first quarter of 2025), (iv) 5.00:1.00 (for the second quarter of 2025) and (v) 4.75:1.00 (for the third quarter of 2025) and (b) reduces the revolving credit commitments available under the Credit Agreement from an aggregate principal amount of $400,000,000 to an aggregate principal amount of $340,000,000. Amendment No. 2 also amends certain other terms of the Credit Agreement in connection with the foregoing.

Prior to the effectiveness of Amendment No. 2 on February 12, 2024, Opco repaid $80,000,000 aggregate principal amount of term B loans outstanding under the Credit Agreement, together with all accrued and unpaid interest thereon.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the actual text of Amendment No. 2, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

No.	Exhibit
10.1*	Amendment No. 2, dated as of February 12, 2024, among Clue Opco LLC, the revolving lenders party thereto and Citibank, N.A.
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document)

*	Schedules omitted pursuant to Item 601(a)(5) of Regulation S-K. Forward Air Corporation agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD AIR CORPORATION

Date: February 15, 2024	By:	/s/ Michael L. Hance
	Name: Title:	Michael L. Hance Interim Chief Executive Officer, Chief Legal Officer, and Secretary